The Conestoga Small Cap Fund

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Characteristics as of 6-30-08:

	Conestoga Fund	Russell 2000 Index
P/E (1 Yr. Forward)	22.1x	14.6x
Earnings Growth	19.1%	16.4%
PEG Ratio	1.16	.90
ROE	18.4%	8.6%
Weighted Avg. Market Cap.	$ 1,102mm	$ 1,063mm
Long-Term Debt/Capital	11%	30%
Dividend Yield	.93%	1.93%
Number of Holdings	46	N/A

Top Ten Equity Holdings as of 6-30-08:

1. Ritchie Bros Auctioneers, Inc.	3.76%
2. Raven Industries, Inc.	3.75%
3. Carbo Ceramics, Inc.	3.72%
4. Blackboard, Inc.	3.42%
5. Landauer, Inc.	3.36%
6. SurModics, Inc.	3.32%
7. Advent Software, Inc.	3.27%
8. Somanetics Corp.	3.10%
9. Blackbaud, Inc.	2.94%
10.Tesco Corp.	2.90%
*Total Percent of Portfolio:	33.54%

New Holding Added in 2Q08:

1. Capella Education	CPLA
2. CoStar Group Inc.	CSGP
3. K-Tron International	KTII
4. Moldflow Corp	MFLO
5. NVE Corp	NVEC
6. Sun Hydraulics	SNHY
7. Westwood Holdings	WHG

Holdings Sold Entirely in 2Q08:

1. Ansoft	ASFT
2. Avocent	AVCT
3. Boston Private Financial	BPFH
4. Moldflow Corp.	MFLO
5. Winnebago Industries	WGO

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.15%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.25%
Total Fees	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains     information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com

THE CONESTOGA SMALL CAP FUND

Second Quarter, 2008 Commentary

	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
Trailing 3 Months	.80%	.58%	4.47%
YTD 2008	-7.48%	-9.37%	-8.93%
Trailing 12 Months	-8.16%	-16.19%	-10.83%
Trailing 36 Months	3.98%	3.79%	6.08%
Trailing 60 Months	9.61%	10.29%	10.37%
Since Inception (10/01/2002)	11.55%	12.92%	13.52%

Market Review

Stock markets began the quarter by staging a recovery on hopes that the March rescue of Bear Stearns would mark the beginning of the end of the credit crisis.  Shares rallied smartly in April, as Financials stabilized and signs of a bottom appeared.  However, markets retreated in May as a combination of factors produced new worries of extended economic malaise.  Unemployment data released in mid-May was higher than expected, and shortly thereafter, weaker-than-expected home price levels (Case-Shiller data) were announced.  Oil prices continued to surge and gasoline prices surpassed $4 per gallon nationwide.  Not surprisingly, the major auto makers announced disappointing sales and projected new rounds of plant closings and layoffs.

Growth stocks outperformed Value stocks for the quarter, as investors’ soured on Financial Services, real estate investment trusts (REITs), and consumer stocks, all of which are more prevalent in the Value indices.  Energy stocks surged in the second quarter, rising 47% within the Russell 2000 and 17% within the S&P 500.  Small Cap stocks outperformed Large Cap stocks for the quarter, eking out a small positive return while their larger brethren experienced declines.

Looking forward, the direction of the market in the second half of 2008 will clearly be dependent on the underlying company fundamentals (revenue and earnings growth) reported through the remainder of the year, as well as the macro concerns of inflation, credit availability, unemployment and GDP growth.  Current Wall Street forecasts of revenue and earnings predict a strong recovery in the second half of 2008, with very favorable comparables to the year-earlier periods.  While we are by no means market soothsayers, we do think a quick rebound is less likely.  We do continue to believe that the Conestoga Small Cap Fund’s companies are well-positioned to produce sustained growth through an uncertain economy.

Performance Review and Attribution

 The Fund returned 0.80% during the second quarter, trailing the Russell 2000 Growth return of 4.47%, and performing slightly better than the Russell 2000 return of 0.58%.  Year-to-date, the Fund continues to hold a modest advantage to both benchmarks.

The Fund slightly outperformed the return of the Russell 2000 Index for the second quarter, as advantageous sector allocations offset weak stock selection.  An equal weight to the Index in the skyrocketing Other Energy sector was critical to keeping pace with the Index.  Also, benefitting performance on a sector basis was the underweight to Financial Services and overweighting to Technology.

Stock selection was strong in the Financial Services sector, where the Fund’s modest exposure to banks and brokerage relative to the Index was very beneficial.  World Acceptance Corp. (WRLD) continued to benefit from strong results.  Weak stock selection in Consumer Discretionary  included Lo-Jack Corp. (LOJN), and in the Technology sector, Digi International Inc. (DGII) reported weaker results.

The Fund’s underperformance to the Russell 2000 Growth was largely due to stock selection.  Of note, nearly all of the underperformance occurred in April when the market’s rebound appeared to favor those companies most beaten down over prior  quarters.  For the remainder of the quarter, the Fund outperformed modestly.  Sector allocations had little impact on overall performance, although the Fund’s equal weighting in the Other Energy sector was critical (as mentioned above) given the sector’s 47% surge during the quarter.

Several stocks in the Consumer Discretionary and Technology sectors struggled this quarter, including Advisory Board Co. (ABCO), Iconix (ICON) and Rimage Corp. (RIMG). Energy related stocks Carbo Ceramics Inc. (CRR), St. Mary Land & Exploration Co. (SM) and Tesco Corp. (TESO) were among the Fund’s best performers for the quarter.

Top 5 Fund Leaders

1. Carbo Ceramics, Inc.
2. St. Mary Land & Exploration Co.
3. Somanetics Corp.
4. Tesco Corp.
5. Ansys, Inc.

Bottom 5 Fund Laggards

1. Advisory Board Co.
2. Rimage Corp.
3. Lo-Jack Corp
4. Iconix Brand Group, Inc.
5. Innovative Solutions & Support, Inc.

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Multex Earnings Estimates is interfaced with Factset. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains     information about the Fund’s investment objective, risks, changes, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087
Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com